                                                                    EXHIBIT 99.2

                         PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet as of September 30, 2000, has been prepared to reflect (i) the disposition of multifamily assets and liabilities of the Multifamily Portfolio; (ii) assumption by the Buyer and retirement of certain mortgage loans and term debt and the repayment of the Company's line of credit facility, and (iii) repurchase of common stock of the Company from affiliates of the Buyer as if each of such transactions had been completed on September 30, 2000.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2000, and for the year ended December 31, 1999, have been prepared to reflect (i) the disposition of multifamily assets and liabilities of the Multifamily Portfolio; (ii) assumption by the Buyer and retirement of certain mortgage loans and term debt and the repayment of the Company's line of credit facility; and (iii) repurchase of common stock of the Company from affiliates of the Buyer as if each of such transactions had been completed on January 1, 1999.

These unaudited pro forma consolidated financial statements should be read in conjunction with the financial statements and related notes of the Company included in the Company's reports filed under the Exchange Act. In the opinion of management, all adjustments necessary to reflect the effects of the transactions have been made.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transactions had been consummated in the periods presented or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.

                      GLENBOROUGH REALTY TRUST INCORPORATED

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                        (UNAUDITED, DOLLARS IN THOUSANDS)


                                                                 PROPERTY        REPAYMENT OF
                                             HISTORICAL (1)    DISPOSITIONS (2)     DEBT (3)       PRO FORMA
                                             ---------------- ------------------ -------------- --------------
ASSETS:

   Rental properties, gross                    $ 1,603,498       $ (403,433)      $        -     $ 1,200,065
   Accumulated depreciation                       (141,262)          32,548                -        (108,714)
                                             ---------------- ------------------ -------------- --------------
                Rental properties, net           1,462,236         (370,885)               -       1,091,351
   Investments in development                       42,873                -                -          42,873
   Investments in joint ventures                     9,018                -                -           9,018
   Mortgage loans receivable                        36,902                -                -          36,902
   Investment in associated company                  9,198                -                -           9,198
   Cash and cash equivalents                        21,864          263,989         (235,085)         50,768
   Other assets                                     51,714           (8,972)          (3,136)         39,606
                                             ---------------- ------------------ -------------- --------------
                                               $ 1,633,805       $ (115,868)      $ (238,221)    $ 1,279,716
                                             ================ ================== ============== ==============

LIABILITIES:
   Mortgage loans                              $   679,106       $  (96,931)      $ (162,327)    $   419,848
   Unsecured term debt and bank line               142,481                -          (70,231)         72,250
   Other liabilities                                24,115           (2,693)               -          21,422
                                             ---------------- ------------------ -------------- --------------
                                                   845,702          (99,624)        (232,558)        513,520
                                             ---------------- ------------------ -------------- --------------
MINORITY INTEREST                                   78,767            2,503             (651)         80,619
                                             ---------------- ------------------ -------------- --------------
STOCKHOLDERS' EQUITY
   Common stock                                         29               (2)               -              27
   Preferred stock                                      10                -                -              10
   Additional paid-in capital                      794,003          (38,022)               -         755,981
   Deferred compensation                              (526)               -                -            (526)
   Retained deficit                                (84,180)          19,277           (5,012)        (69,915)
                                             ---------------- ------------------ -------------- --------------
                Total equity                       709,336          (18,747)          (5,012)        685,577
                                             ---------------- ------------------ -------------- --------------
                                              $  1,633,805       $ (115,868)      $ (238,221)    $ 1,279,716
                                             ================ ================== ============== ==============


       The accompanying notes are an integral part of this balance sheet.

                      GLENBOROUGH REALTY TRUST INCORPORATED

          NOTES AND ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                   (UNAUDITED)

1. Reflects the historical consolidated balance sheet of the Company as of September 30, 2000.

2. Reflects the completed disposition of the Multifamily Portfolio, composed of 36 apartment communities or approximately 9,253 units to Bush Gardens, LLC, an affiliate of Westdale Properties America I, Ltd., for approximately $399 million. The bulk of the multifamily portfolio is concentrated in Texas and other southern states. The Texas component comprises 17 communities (5,422 units), with 13 properties (2,399 units) located in North Carolina, Georgia, and Tennessee. The balance of the portfolio comprises 6 communities (1,432 units) in Indiana, Arizona, and Nevada.

                                                             NUMBER OF
            PROPERTY                   CITY        STATE       UNITS
--------------------------------- --------------- --------- -----------
Overlook                          Scottsdale         AZ          224
Stone Ridge at Vinings            Atlanta            GA          440
Woodmere Trace                    Duluth             GA          220
Crosscreek                        Indianapolis       IN          208
Harcourt Club                     Indianapolis       IN          148
Island Club                       Indianapolis       IN          314
Arrowood Crossing                 Charlotte          NC          200
Chase on Commonwealth             Charlotte          NC          132
Courtyard                         Charlotte          NC           55
Landing on Farmhurst              Charlotte          NC          125
Sharonridge                       Charlotte          NC           75
Wendover Glen                     Charlotte          NC           96
Chase Monroe I & II               Monroe             NC          216
Willow Glen                       Monroe             NC          120
Sabal Point                       Pineville          NC          374
Oaks                              Raleigh            NC           88
Sahara Gardens                    Las Vegas          NV          312
Villas De Mission                 Las Vegas          NV          226
Players Club of Brentwood         Nashville          TN          258
Hunters Chase                     Austin             TX          424
Hunterwood                        Austin             TX          160
Longspur                          Austin             TX          252
Silvervale Crossing               Austin             TX          336
Walnut Creek Crossing             Austin             TX          280
Wind River Crossing               Austin             TX          352
Bear Creek Crossing               Houston            TX          200
Cypress Creek                     Houston            TX          256
North Park Crossing               Houston            TX          336
Willow Brook Crossing             Houston            TX          208
Park at Woodlake                  Houston            TX          564
Jefferson Creek                   Irving             TX          300
Jefferson Place                   Irving             TX          424
La Costa                          Plano              TX          462
Bandera Crossing                  San Antonio        TX          204
Hollows                           San Antonio        TX          432
Vista Crossing                    San Antonio        TX          232
                                                            -----------
           Total units                                         9,253
                                                            ===========

                           Total number of properties sold: 36

     In connection with the sale, the Company incurred approximately $5.4 million in selling costs. These charges are not reflected as an expense in the pro forma consolidated statements of operations for the nine months ended September 30, 2000, and for the year ended December 31, 1999, as they relate directly to the disposition and are considered nonrecurring.

     Also, reflects assumption of mortgage loans of approximately $97 million by the Buyer. In conjunction with the assumption of mortgage loans by the Buyer, the Company has written off approximately $700,000 in unamortized loan fees. These fees are not reflected as an expense in the pro forma consolidated statements of operations for the nine months ended September 30, 2000, and for the year ended December 31, 1999, as the expenses have been recorded as an extraordinary item. However, the write-off is shown as a reduction of other assets on the accompanying pro forma balance sheet as of September 30, 2000.

     Also, reflects the repurchase of 2,010,700 common shares of Company stock previously held by Westdale Properties America I, Ltd. and affiliates (based on an agreed per share value of $18.50 plus $0.4109 per share being a pro rata portion of the per share amount of any dividend on or distribution payable on the shares of common stock of the Company during the fiscal quarter ended December 31, 2000).

     Also, reflects the assumption of certain assets and liabilities by the Buyer comprising impound accounts, prepayments, security deposits, interest, and property taxes payables.

     After costs associated with the disposition of the Multifamily Portfolio, the pro forma gain on sale was approximately $22.5 million.

3. Reflects the retirement of mortgage loans of approximately $162 million and unsecured term debt of $39 million and the repayment of approximately $31 million of the Company's line of credit facility from sales proceeds.

     In conjunction with the retirement of the mortgage loans and unsecured term loan amounts, the Company has incurred approximately $2.5 million in prepayment penalty fees and has written off approximately $3.1 million in unamortized loan fees. These charges are not reflected as expenses in the pro forma consolidated statement of operations for the nine months ended September 30, 2000, and for the year ended December 31, 1999, as the expense has been recorded as an extraordinary item. However, the payment of the prepayment penalty fees as a use of cash and the write-off are shown on the accompanying pro forma consolidated balance sheet as of September 30, 2000.

4. Reflects the change in minority interest based on pro forma adjustments to retained deficit and the repurchase of 2,010,700 shares of the Company's common stock as of January 1, 1999.

                      GLENBOROUGH REALTY TRUST INCORPORATED

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                              PROPERTY
                                                                        HISTORICAL (1)    DISPOSITIONS (2)    PRO FORMA
                                                                        ---------------- ------------------- -------------
REVENUES:
   Rental revenue                                                          $ 182,869         $ (50,077)       $  132,792
   Fees and reimbursements from affiliates                                     2,841                 -             2,841
   Interest and other income                                                   6,867                 -             6,867
   Equity in earnings of associated company                                    1,027                 -             1,027
   Equity in loss of unconsolidated joint ventures                              (263)                -              (263)
   Net gain on sales of real estate assets                                     1,652                               1,652
                                                                        ---------------- ------------------- -------------
                Total revenue                                                194,993           (50,077)          144,916
                                                                        ---------------- ------------------- -------------
OPERATING EXPENSES:
   Operating expenses                                                         62,361           (22,318)           40,043
   General and administrative                                                  7,326            (1,225)            6,101
   Depreciation and amortization                                              44,595           (10,580)           34,015
   Interest expense                                                           47,349           (18,825)           28,524
                                                                        ---------------- ------------------- -------------
                Total expenses                                               161,631           (52,948)          108,683
                                                                        ---------------- ------------------- -------------
                Income from operations before minority interests              33,362             2,871            36,233
MINORITY INTERESTS                                                            (1,833)             (515)           (2,348)
                                                                        ---------------- ------------------- -------------
                Net income (3)                                                31,529             2,356            33,885
PREFERRED DIVIDENDS                                                          (15,822)                -           (15,822)
                                                                        ---------------- ------------------- -------------
                Net income allocable to common stockholders                $  15,707         $   2,356        $   18,063
                                                                        ================ =================== =============

BASIC PER SHARE DATA (4):
   Net income available to common stockholders                               $0.53                              $0.66
   Basic weighted average shares outstanding                              29,451,451                          27,440,751

DILUTED PER SHARE DATA (4):
   Net income available to common stockholders                               $0.53                              $0.65
   Diluted weighted average shares outstanding                            33,279,375                          31,268,675


  The accompanying notes are an integral part of this statement of operations.

                      GLENBOROUGH REALTY TRUST INCORPORATED

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
           (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                                              PROPERTY
                                                                        HISTORICAL (1)    DISPOSITIONS(2)     PRO FORMA
                                                                        ---------------- ------------------- -------------
REVENUES:
   Rental revenue                                                          $ 255,339         $ (65,084)       $  190,255
   Fees and reimbursements from affiliates                                     3,312                 -             3,312
   Interest and other income                                                   6,404                 -             6,404
   Equity in earnings of associated company                                    1,222                 -             1,222
   Equity in loss of unconsolidated joint ventures                              (310)                -              (310)
   Net gain on sales of real estate assets                                     9,013                 -             9,013
                                                                        ---------------- ------------------- -------------
                Total revenue                                                274,980           (65,084)          209,896
                                                                        ---------------- ------------------- -------------
OPERATING EXPENSES:
   Operating expenses                                                         88,037           (29,246)           58,791
   General and administrative                                                  9,688            (1,527)            8,161
   Depreciation and amortization                                              58,295           (13,185)           45,110
   Interest expense                                                           64,782           (24,062)           40,720
   Loss on sale of mortgage loan receivable                                    1,229                 -             1,229
                                                                        ---------------- ------------------- -------------
                Total expenses                                               222,031           (68,020)          154,011
                                                                        ---------------- ------------------- -------------
                Income from operations before minority interests              52,949             2,936            55,885
MINORITY INTEREST                                                             (3,647)             (448)           (4,095)
                                                                        ---------------- ------------------- -------------
                Net income (3)                                                49,302             2,488            51,790
PREFERRED DIVIDENDS                                                          (22,280)                -           (22,280)
                                                                        ---------------- ------------------- -------------
                Net income allocable to common stockholders                $  27,022         $   2,488        $   29,510
                                                                        ================ =================== =============

BASIC PER SHARE DATA (4):
   Net income available to common stockholders                               $0.86                              $0.99
   Basic weighted average shares outstanding                              31,346,568                          29,842,675

DILUTED PER SHARE DATA (4):
   Net income available to common stockholders                               $0.86                              $0.99
   Diluted weighted average shares outstanding                            35,522,627                          34,018,733

  The accompanying notes are an integral part of this statement of operations.

                      GLENBOROUGH REALTY TRUST INCORPORATED

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000, AND
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

1. Reflects the historical consolidated operations before extraordinary items of the Company for the nine months ended September 30, 2000, and for the year ended December 31, 1999

2. Reflects the elimination of rental revenue, property operating expenses, general and administrative, and depreciation and amortization directly related to the Multifamily Portfolio for the nine months ended September 30, 2000, and for the year ended December 31, 1999.

     Also, reflects the elimination of interest on the mortgage loans and unsecured term debt and bank line assumed and repaid in connection with the sale of the Multifamily Portfolio for the nine months ended September 30, 2000, and for the year ended December 31, 1999.

     Also, reflects the change in minority interest based on pro forma adjustments to historical net income and the repurchase of 2,010,700 shares of the Company's common stock as of January 1, 1999.

3. The pro forma taxable income before dividends paid deduction for the Company for the nine months ended September 30, 2000, and for the year ended December 31, 1999, is calculated as follows:

                                                              FOR THE NINE
                                                              MONTHS ENDED          FOR THE YEAR ENDED
                                                           SEPTEMBER 30, 2000       DECEMBER 31, 1999
                                                         ------------------------ -----------------------
Pro forma net income from operations before minority
   interests                                                    $  36,233                $  55,885
   Add: GAAP-basis depreciation and amortization                   34,015                   45,110
   Less: Tax-basis depreciation and amortization                  (21,260)                 (29,180)
   Other book-to-tax differences                                  (12,036)                 (14,058)
                                                         ------------------------ -----------------------
Pro forma taxable income                                        $  36,952                $  57,757
                                                         ======================== =======================

4. Pro forma basic and diluted per share amounts and weighted average shares outstanding reflects the purchase of 2,010,700 shares of the Company's common stock as of January 1, 1999.